                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 23, 2005

                               BERNARD CHAUS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           New York                        1-9169              13-2807386
           --------                        ------              ----------
(State or Other Jurisdiction          (Commission File      (I.R.S. Employer
      of Incorporation)                  Number)          Identification Number)

                  530 Seventh Avenue, New York, New York 10018
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 354-1280
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Nicholas DiPaolo, Vice Chairman of the Board of Directors of
Bernard Chaus, Inc. retired from his position, effective June 23, 2005. The retirement coincided with the expiration of the term of his employment agreement.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2005

                                        BERNARD CHAUS, INC.

                                        By:  /s/ Josephine Chaus
                                            ------------------------------------
                                          Name: Josephine Chaus
                                          Title:  Chief Executive Officer